Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Whitestone REIT Operating Partnership, L.P., a Delaware limited partnership (the “Company”) on Form 10-Q for the period ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James C. Mastandrea, Chief Executive Officer of Whitestone REIT, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James C. Mastandrea
James C. Mastandrea
Chairman and Chief Executive Officer of Whitestone REIT, the general partner of Whitestone REIT Operating Partnership, L.P.
(principal executive officer)

Date: May 14, 2013